UNITED STATES
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Molson Coors Brewing Company
Outlook for MergeCo

Leo Kiely	Tim Wolf	December 2004
President & Chief Executive Officer	Chief Financial Officer
Adolph Coors Company	Adolph Coors Company

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Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements are commonly identified by such terms and phrases as “would”, “may”, “will”, “expects” or “expected to” and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Adolph Coors Company and Molson Inc. (separately and together the “Companies”).  Such statements include, but are not limited to, statements about the anticipated benefits, savings and synergies of the merger between Adolph Coors Company and Molson, Inc., including future financial and operating results, Coors’ and Molson’s plans, objectives, expectations and intentions, the markets for Coors’ and Molson’s products, the future development of Coors’ and Molson’s business, and the contingencies and uncertainties to which Coors and Molson may be subject and other statements that are not historical facts. The presentation also includes information that has not been reviewed by the Companies’ independent auditors. There is no assurance the transaction contemplated in this presentation will be completed at all, or completed upon the same terms and conditions described.  All forward-looking statements in this presentation are expressly qualified by information contained in each company’s filings with regulatory authorities. The Companies do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required approvals of the merger on the proposed terms and schedule; the failure of Coors and Molson stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers.  Additional factors that could cause Coors’ and Molson’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed by Coors with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Neither Coors nor Molson undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Stockholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Coors, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565. The respective directors and executive officers of Coors and Molson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coors’s directors and executive officers is available in the 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission by Coors on March 12, 2004, and information regarding Molson’s directors and executive officers will be included in the joint proxy statement/management information circular. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

A Good Deal for Molson & Coors Shareholders

•                  Strong and Stable Platform for Development

•                  Creates Significant Identified Synergies

•                  Secures Coors Light Brand

•                  Most significant growing brand in Molson’s portfolio

•                  Significant Revenue Growth Opportunities for MergeCo

•                  Coors Management Team’s Strong Track Record

Merger Establishes Balanced Platform in Developed and Emerging Markets

•                  Strong positions in world’s highest-margin beer markets

•                  Growth opportunities through underdeveloped regions/brands in mature markets and Brazil

2003 Volume 60M hl	LTM Net Sales US$6.2B	LTM EBITDA US$1B

[CHART]	[CHART]	[CHART]

(1)  Includes Coors’ America’s and Corporate segments.

(2)  Includes Coors’ Europe segment. LTM = as of September 2004, excluding purchase accounting adjustments, restructure charges and asset impairments.

Strong, geographically diversified company

With Leading Positions in Key Markets

			All Brands
Country	Top Brand	Rank	Market Share	Rank

Canada	[GRAPHIC]	#1	43%	#1

United Kingdom	[GRAPHIC]	#1	21%	#2

United States	[GRAPHIC]	#3	11%	#3

Brazil	[GRAPHIC]	#3	11%	#3

Source: Datamonitor and Brewers of Canada (2003)

Strong brands in some of the world’s largest beer markets

Ability to Focus Investments on Highest-Margin Sectors: Canada and UK

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Allocation of incremental marketing spend behind growth in high-margin segments, markets and channels

Coors Americas Leverage: 1997-2001 vs. 2003/04

	5-Year CAGR (’97-’01)	2003	2004 YTD(1)

Volume:	2.5%	(1.4)%	(2.2)%

Pricing:	1.9%	1.8%	2.2%

COGS per barrel:	0.9%	0.9%	2.0%

MG&A per barrel:	3.9%	3.8%	6.8%

Pre-tax income:	21.4%	1.0%	3.2%

(1) Q3YTD, excluding effect of FN46 accounting rule. Reported pretax: +8.4%. 2004 YTD STRs: (0.7%).

Cost Synergies Drop to Bottom Line

	Expected Savings (US$M)	% of Pro Forma Cost Base

Brewery Network Optimization	$60	1.1%

Procurement Savings	65	1.2

Overhead Reductions	25	0.5

Technology and Other Cost Synergies	25	0.5

Total	$175 million	3.3%

Merger synergies are incremental to existing cost savings programs underway at Molson and Coors

Revenue Growth Opportunities

Canada	• Incremental market investment in Canada; unleash Coors Light
• Support value entry to regain share and drive volume savings

USA	• Continue to enhance Coors Light focus/positioning
• Leverage Molson brands in full US system
• Expand testing of Marca Bavaria

UK	• Incremental market investment; opportunity for Molson Lager

International	• Mexico: Strong FEMSA sales and distribution for Coors Light
• China: Selective investments in world’s largest beer market
• Japan: High-end Zima profitable and growing
• Export: Coors Light in seed markets; Bavaria in Australia, NZ

Additional synergies = more support for critical brands in key markets

Canada Strategy — Focus on Light Beer Dominance

U.S. Market Share(1)	Canadian Market Share(2) – 21.4MM HL

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•                  Replicate U.S. experience – market grew from 30.6% in 1990 to 46.8% of the market in 13 years.

•                  Based on this experience, we believe the Light Beer market in Canada could grow to 25% over the long-term.

Notes:	(1)	Source:	Beer Marketer’s INSIGHTS; includes U.S. consumption only
	(2)	Source:	Coors

Canada Strategy — Light Beer Dominance

Strategy

•                  Based on current percentage of Light market (58%), we expect Coors Light could grow from 8.5% (1.82MM HL) of the Canadian market today to 14.5% (3.10MM HL) long-term

•                  Strategy would be to market heavily both Canadian and Coors Light to stabilize Canadian and drive Coors Light share from other domestic brands (principally Labatt Blue) as A-B did with Bud Light and Bud, both of which have dominant U.S. market share of 18.3% and 14.9%, respectively(1)

Volume Increase	EBITDA / HL	Potential EBITDA Generated
1.28MM HL	$50	$64MM

Notes: (1) Source: Beer Marketer’s INSIGHTS

U.S. Strategy — Cost & Revenue Enhancement

Cost Savings

Plant Efficiencies
Distribution	$100MM EBITDA over five years
Packaging and Materials

Revenue Strategy

•     Improved Sales focus and resources (chains and on-premise)

•     Refined Marketing strategy

•     Distribution improvements: consolidation and best practices

•     Goal is to improve Coors volume by 1-2% over the market (2-3% increase in Coors volume per year)

% Volume Increase	Potential EBITDA Generated	EBITDA over 5 years
2-3%	$22MM - $33MM	$110MM - $165MM

Potential Financial Upside

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$477MM in EBITDA available for both reinvestment and shareholder return

Shareholder Return Focused

U.K. Experience

•                  Purchased Carling in 2002 for US$1.7BN (8.0x 2002 EBITDA)

•                  Improved market share from 18.8% in 2001 to 20.6% LTM

•                  Proven track record of improved market volume and share in a declining U.K. market

•                  EBITDA has improved from US$207MM in 2001 to US$232MM in 2003

•                  Coors has demonstrated it can effectively integrate and manage a complex global enterprise

Shareholder value creation of US$155MM ($4.14 per Coors share)(1)

Note: (1) Based on current EV / EBITDA multiple of 6.2x and total shares outstanding of 37.4MM

Shareholder Return Focused

Total Shareholder Return – 10 Years(1)	Total Return Summary – 10 Years(1)

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Note: (1) Data source: Bloomberg; total return calculations based on reinvestment of gross dividends

EPS Growth (10 Year CAGR)(2)	Coors Americas Gross Margins

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Note: (2) EPS based on fully diluted earnings per share excluding special charges

Cash and Debt Discipline Drives Returns

Cash Flow Growth (10 Year CAGR)(1)	Cash Flow Growth (5 Year CAGR)(1)

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Debt Repayments Since 2002 CBL Acquisition

•	Sources:
	•	Operating cash flow	$1,214MM
	•	Asset monetization	$104MM
	•	Other (settlement)	$25MM
•	Uses:
	•	Capital spending	$(596MM	)
	•	Dividends, option exercise — net	$(12MM	)
•	Total 32-month debt repayment		$735MM

Note: (1) Cash flow from operations before changes in working capital excluding special charges

Independent, Balanced Board

Molson Independent	Chairman Eric Molson			Coors Independent

Molson Independent	Office of Synergies & Integration			Coors Independent

Molson Independent	Vice Chairman D. J. O’Neill		CEO Leo Kiely	Coors Independent

Molson Family	Elected Independent	Elected Independent	Elected Independent	Peter Coors

Coors Family

Independent board: 15 members, 9 independent, 6 insiders

Corporate Governance

•                  Currently, Coors Family Trust has 100% of voting stock and elects all directors

•                  In the merger with Molson, the Coors Trust is agreeing to give up its current absolute voting control in order for Coors to obtain the benefits to all shareholders from the synergies the merger will produce.

•                  New Board is balanced – 15 members, of which 9 must be independent:

•                  5 nominated by the Coors Trust (3 must be independent)

•                  5 nominated by the Molson family (3 must be independent)

•                  3 elected by non-voting shareholders (must be independent)

•                  Leo Kiely – CEO

•                  Daniel O’Neill – Vice Chairman, Synergies and Integration

•                  All members of the Audit Committee and Compensation Committee will meet the independence requirements of the NYSE

•                  Coors’ Class B non-voting shareholders will acquire a right they currently do not have – to separately elect three directors (with the Molson non-voting shareholders)

•                  Currently, the Coors Trust controls the Company. Under the merger, the Coors Trust (and the Molson Family, as well) will have no positive power to control the new company.

•                  The Coors Trust and Molson family, each can (a) nominate only a third (5 directors) of the Board (3 who must be independent) and (b) only exercise veto power over limited major actions requiring shareholder vote:

•                  Mergers

•                  Sale of substantially all assets

•                  Sale of U.S. or Canadian businesses

•                  Increase in number of authorized A shares

•                  Current Coors and Molson non-voting shareholders will post-merger have right to vote separately as a class on :

•                  Mergers

•                  Sale of substantially all assets

•                  Amendment of Certificate of Incorporation that would:

•                  Increase or decrease in number of authorized B shares

•                  Change the rights of B shares

•                  Split or reverse split of shares

•                  Increase the rights of any other class of shares or create a class with superior rights

•                  No minimum ownership required to nominate directors by Class B shareholders

•                  “Coattail” rights: Coors’ current Class B non-voting shareholders will acquire the right to receive the same monetary consideration as the Coors Trust and Molson family in the event of a sale of the new company.

A Good Deal for Molson & Coors Shareholders

•                  Strong and Stable Platform for Development

•                  Creates Significant Identified Synergies

•                  Secures Coors Light Brand

•                  Most significant growing brand in Molson’s portfolio

•                  Significant Revenue Growth Opportunities for MergeCo

•                  Coors Management Team’s Strong Track Record

Molson and Coors control groups recognize the need for scale and aim to participate in the consolidation of the global beer industry

Supplemental Information

Financial Strength and Flexibility Drives Growth in Revenue, Profits and Returns

			LTM Combined
(US$M)	Molson	Coors	Pre-synergies	$175M Synergies
Net sales	1,974	4,201	6,175	6,175

EBIT	356	332	688	863

Margin	18.1%	7.9%	11.1%	14.0%

EBITDA	408	594	1,002	1,177

Margin	20.6%	14.1%	16.2%	19.1%

Net income	185	177	362	475 (1)

Free cash flow*	344	383	726	901

LTM = Latest 12 months, as of September 30, 2004
CAD/USD exchange rate of 1.265
* EBITDA – Capex
(1) Synergies taxed at 35%
Excludes purchase accounting adjustments, restructure charges and asset impairments.

Low Leverage Provides Molson Coors the Financial Flexibility to Grow

(US$M)	Molson	Coors	Combined
Cash	$14.8	$92.5	$107.3
Total current assets	$295.8	$1,121.9	$1,417.7

PP&E	783.6	1,396.8	2,180.4
Total assets	$2,857.1	$4,476.6	$7,333.7

Total current liabilities	$858.3	$1,124.5	$1,982.8
Total debt	784.9	1,064.0	2,164.9	(1)
Minority interests	62.4	32.2	94.6

Shareholders equity	888.9	1,512.7	2,085.5	(1)
Total liabilities and shareholders equity	$2,857.1	$4,476.6	$7,333.7

As of September 30, 2004

CAD/USD exchange rate of 1.265

Excludes purchase accounting adjustments and restructuring charges

(1) Total debt includes and shareholders equity excludes special dividend of US$316